UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2009
FREIGHTCAR AMERICA, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-51237	25-1837219
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

Two North Riverside Plaza, Suite 1250
Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(800) 458-2235
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On July 28, 2009, FreightCar America, Inc. (the “Company”) issued a press release announcing certain preliminary financial metrics for the second quarter of 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 4—Matters Related to Accountants and Financial Statements
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On July 28, 2009, the Company announced that it has identified historical accounting errors in accounts payable. The Company currently estimates that this account was overstated in a range of $10 million to $14 million as of March 31, 2009. The accounting errors have resulted in the understatement of net earnings since the fourth quarter of 2007. The Company’s review of these accounting errors and their impact on the Company’s consolidated financial statements is continuing. The accounting errors did not result from any changes in the Company’s accounting policies, and the Company has no evidence that the errors resulted from any fraud or intentional misconduct.
     The audit committee (the “Audit Committee”) of the board of directors of the Company concluded on July 27, 2009 that the Company’s previously issued audited consolidated financial statements as of and for the fiscal years ended December 31, 2008 and December 31, 2007, and related auditors’ report, and unaudited interim consolidated financial statements as of and for the quarterly periods ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008 and December 31, 2007 should no longer be relied upon because of these errors in the financial statements. The Company intends to restate these financial statements. The Company’s board of directors agreed with the Audit Committee’s conclusions.
     The Company’s review indicates that the errors were attributable to flaws in the design of an internal IT and accounting process to account for receipt of certain goods that was implemented in the fourth quarter of 2007. Management identified the accounting errors in connection with the implementation of a new enterprise-wide reporting and management software platform system to improve processes and strengthen controls throughout the Company.
     The Audit Committee is overseeing this review. As the review is continuing, the Company expects that it will likely not file its quarterly report on Form 10-Q for the period ended June 30, 2009 on time. The Company has not reached a final conclusion on the effect of these accounting errors on its assessment of internal control over financial reporting and disclosure controls and procedures. Given the complexity of the analysis, the Company expects that the review will be completed during the third quarter of 2009, including the filing of amended quarterly reports on Form 10-Q for the quarters ended March 31, 2009 and September 30, 2008 and an amended annual report on Form 10-K for the year ended December 31, 2008 to restate the financial statements for the periods indicated above.

     In addition, the restatement has caused the Company to fail to comply with certain representations and covenants in each of the Second Amended and Restated Credit Agreement, dated as of August 24, 2007 (as amended), by and among Johnstown America Corporation, Freight Car Services, Inc., JAC Operations, Inc., JAIX Leasing Company and FreightCar Roanoke, Inc., as the Co-Borrowers, the lenders party thereto, LaSalle Bank National Association, as Administrative Agent and Arranger, and National City Business Credit, Inc., as Collateral Agent (the “Company Credit Agreement”), and the Credit Agreement, dated as of September 30, 2008 (as amended), by and among JAIX Leasing Company, as Borrower, Bank of America, N.A., as Administrative Agent, the lenders party thereto and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (the “JAIX Credit Agreement”), relating to the provision of annual and quarterly financial statements. The Company does not currently have any borrowings outstanding under either of these credit facilities. The Company is actively seeking and is in advanced discussions regarding waivers of these representations and covenants from the lenders under each of the Company Credit Agreement and the JAIX Credit Agreement. The Company was otherwise in compliance with the representations and covenants contained in these agreements.
     The Audit Committee and the Company’s management have discussed the matters disclosed in this Item 4.02 with Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The Company also has contacted The Nasdaq Stock Market LLC with respect to these matters.
     This report contains statements that are “forward-looking statements” as defined under the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our estimates and assumptions only as of the date of this report. These forward-looking statements include statements regarding the qualitative and quantitative effects of the accounting errors, the periods involved, the nature of the Company’s review and any anticipated conclusions of the Company or its management and other statements that are not historical facts. Our actual results may differ materially from the results described in or anticipated by our forward-looking statements due to certain risks and uncertainties. These potential risks and uncertainties include, among other things, the outcome and results of the Company’s review, the risk that the final conclusion of the review could result in a determination that the effect of the issues under review is materially greater or lesser than the Company currently believes to be the case, the risk that these matters could adversely affect the Company’s ability to make timely filings with the Securities and Exchange Commission (the “SEC”), additional issues that may arise in connection with the ongoing review, risks of damage to the Company’s business and reputation arising from these matters, potential claims or proceedings relating to such matters, including stockholder, employee and customer litigation and/or claims and action by the SEC and/or other governmental agencies, and the additional risk factors described in our filings with the SEC. The Company expressly disclaims any duty to provide updates to any forward-looking statements made in this report, whether as a result of new information, future events or otherwise.

Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
   (d) Exhibits

Exhibit 99.1	Press release of FreightCar America, Inc. dated July 28, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FreightCar America, Inc.
Date: July 28, 2009	By:	/s/ Christopher L. Nagel
		Name:	Christopher L. Nagel
		Title:	Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press release of FreightCar America, Inc. dated July 28, 2009.